Exhibit 33.1

     Certification Regarding Compliance with Applicable Servicing Criteria

1. Wilshire Credit Corporation ("Wilshire") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph
      (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include the asset-backed securities transactions attached hereto as Appendix B, for which Wilshire acted as servicer involving residential mortgage loans (the "Platform");

2. Wilshire has engaged certain vendor(s), which are not servicers as defined in Item 1101(j) of Regulation AB (the "Vendors"), to perform specific, limited or scripted activities, and Wilshire elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendor's activities as set forth in Appendix A hereto;

3. Except as set forth in paragraph 4 below, Wilshire used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Wilshire based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. Wilshire has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole;

6. Wilshire has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole;

7. Wilshire has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole; and

8. Deloitte & Touche LLP, a registered public accounting firm, has issued an attestation report on Wilshire's assessment of compliance with the applicable servicing criteria for the Reporting Period,

February 26, 2008

                                       Wilshire Credit Corporation

                                       By: /s/ Ken Frye
                                           -------------------------------------
                                           Ken Frye
                                           Senior Vice President, Loan Servicing

                                                      APPENDIX A

---------------------------------------------------------------------------------------------------------------------------
                                                                                                      INAPPLICABLE
                                                                        APPLICABLE                     SERVICING
                         SERVICING CRITERIA                         SERVICING CRITERIA                  CRITERIA
---------------------------------------------------------------------------------------------------------------------------
                                                                                             Performed by
                                                                                             subservicer(s)       NOT
                                                                             Performed by          or         performed by
                                                                             Vendor(s) for   vendor(s) for    Wilshire or by
                                                                 Performed  which Wilshire   which Wilshire   subservicer(s)
                                                                  Directly      is the        is NOT the       or vendor(s)
                                                                    by        Responsible     Responsible      retained by
  Reference                   Criteria                            Wilshire      Party           Party           Wilshire
---------------------------------------------------------------------------------------------------------------------------
                      General Servicing Considerations
---------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)     Policies and procedures are instituted to
                  monitor any performance or other triggers          X(1)
                  and events of default in accordance with
                  the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)    If any material servicing activities are
                  outsourced to third parties, policies and
                  procedures are instituted to monitor the           X
                  third party's performance and compliance
                  with such servicing activities.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)   Any requirements in the transaction
                  agreements to maintain a back-up servicer                                                         X(2)
                  for the pool assets are maintained.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions
                  policy is in effect on the party
                  participating in the servicing function
                  throughout the reporting period in the             X
                  amount of coverage required by and otherwise
                  in accordance with the terms of the
                  transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
                      Cash Collection and Administration
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)     Payments on pool assets are deposited into
                  the appropriate custodial bank accounts
                  and related bank clearing accounts no more         X(3)          X(4)
                  than two business days following receipt,
                  or such other number of days specified in
                  the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1l22(d)(2)(ii)    Disbursements made via wire transfer on
                  behalf of an obligor or to an investor             X(5)
                  are made only by authorized personnel.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding
                  collections, cash flows or distributions,
                  and any interest or other fees charged for         X
                  such advances, are made, reviewed and
                  approved as specified in the transaction
                  agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)    The related accounts for the transaction,
                  such as cash reserve accounts or accounts
                  established as a form of
                  overcollateralization, are separately              X(6)
                  maintained (e.g., with respect
---------------------------------------------------------------------------------------------------------------------------

----------------------------

(1) Wilshire institutes policies and procedures to monitor only those performance or other triggers and events of default it is responsible for monitoring as set forth in the transaction agreements. Wilshire does not monitor deal triggers.

(2) There is no requirement in the transaction agreements to maintain a back-up servicer.

(3) Wilshire performs this criterion except for the specific, limited activities performed by its lockbox vendor. In addition, Wilshire is only responsible for those custodial accounts held by it as set forth in the transaction agreements.

(4) With respect to the specific, limited activities performed by its lockbox vendor, Wilshire has elected to take responsibility for assessing compliance with this portion of the criterion as permitted by SEC Telephone Interpretation 17.06.

(5) Wilshire makes disbursements to the party specified under the applicable transaction agreements. Wilshire does not make disbursements to the certificate holders.

(6) Wilshire only maintains those accounts it is responsible for as set forth in the transaction agreements.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                      INAPPLICABLE
                                                                        APPLICABLE                     SERVICING
                         SERVICING CRITERIA                         SERVICING CRITERIA                  CRITERIA
---------------------------------------------------------------------------------------------------------------------------
                                                                                             Performed by
                                                                                             subservicer(s)       NOT
                                                                             Performed by          or         performed by
                                                                             Vendor(s) for   vendor(s) for    Wilshire or by
                                                                 Performed  which Wilshire   which Wilshire   subservicer(s)
                                                                  Directly      is the        is NOT the       or vendor(s)
                                                                    by        Responsible     Responsible      retained by
  Reference                   Criteria                            Wilshire      Party           Party           Wilshire
---------------------------------------------------------------------------------------------------------------------------
                  to commingling of cash) as set forth in the
                  transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)     Each custodial account is maintained at a          X(7)
                  federally insured depository institution as
                  set forth in the transaction agreements.
                  For purposes of this criterion, "federally
                  insured depository institution" with respect
                  to a foreign financial institution means a
                  foreign financial institution that meets
                  the requirements of Rule 13k-1(b)(1) of
                  the Securities Exchange Act.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to           X
                  prevent unauthorized access.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly          X(8)
                  basis for all asset-backed securities
                  related bank accounts, including
                  custodial accounts and related bank
                  clearing accounts. These reconciliations
                  are (A) mathematically accurate; (B)
                  prepaid within 30 calendar days after the
                  bank statement cutoff date, or such other
                  number of days specified in the
                  transaction agreements; (C) reviewed and
                  approved by someone other than the person
                  who prepared the reconciliation; and (D)
                  contain explanations for reconciling items.
                  These reconciling items are resolved within
                  90 calendar days of their original
                  identification, or such other number of days
                  specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------

                     Investor Remittances and Reporting
---------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)     Reports to investors, including those to be        X(9)
                  filed with the Commission, are maintained in
                  accordance with the transaction agreements
                  and applicable Commission requirements.
                  Specifically, such reports (A) are prepared
                  in accordance with timeframes and other
                  terms set forth in the transaction
                  agreements; (B) provide information
                  calculated in accordance with the terms
                  specified in the transaction agreements;
                  (C) are filed with the Commission as
                  required by its rules and regulations: and
                  (D) agree with investors' or the trustee's
                  records as to the total unpaid principal
                  balance and number of pool assets serviced
                  by the Servicer.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and        X(10)
                  remitted in accordance with timeframes,
                  distribution priority and other terms set
                  forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)   Disbursements made to an investor are posted      X
                  within two business days to the Servicer's
                  investor records, or such other number of
                  days specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------

-----------------------------

(7) Wilshire only maintains those custodial accounts it is responsible for as set forth in the transaction agreements.

(8) Wilshire only performs reconciliations for those asset-backed securities related bank accounts it is responsible for under the transaction agreements.

(9) Wilshire only maintains reports it is responsible for as specified in the transaction agreements. Wilshire does not calculate the waterfall, provide reports to the certificate holders or file reports with the Commission.

(10) Wilshire allocates and remits loan payments to the partly specified under the transaction agreements. Wilshire does not allocate nor remit payments to the certificate holders.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                      INAPPLICABLE
                                                                        APPLICABLE                     SERVICING
                         SERVICING CRITERIA                         SERVICING CRITERIA                  CRITERIA
---------------------------------------------------------------------------------------------------------------------------
                                                                                             Performed by
                                                                                             subservicer(s)       NOT
                                                                             Performed by          or         performed by
                                                                             Vendor(s) for   vendor(s) for    Wilshire or by
                                                                 Performed  which Wilshire   which Wilshire   subservicer(s)
                                                                  Directly      is the        is NOT the       or vendor(s)
                                                                    by        Responsible     Responsible      retained by
  Reference                   Criteria                            Wilshire      Party           Party           Wilshire
---------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)    Amounts remitted to investors per the              X(11)
                  investor reports agree with cancelled
                  checks, or other form of payment, or
                  custodial bank statements.
---------------------------------------------------------------------------------------------------------------------------
                     Pool Asset Administration
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)     Collateral or security on pool assets is           X
                  maintained as required by the transaction
                  agreements or related mortgage loan
                  documents.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)    Pool asset and related documents are               X(12)
                  safeguarded as required by the transaction
                  agreements
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to        X(13)
                  the asset pool are made, reviewed and
                  approved in accordance with any conditions
                  or requirements in the transaction
                  agreements.
---------------------------------------------------------------------------------------------------------------------------
1l22(d)(4)(iv)    Payments on pool assets, including any             X
                  payoffs, made in accordance with the related
                  pool asset documents are posted to the
                  Servicer's obligor records maintained no
                  more than two business days after receipt,
                  or such other number of days specified in
                  the transaction agreements, and allocated
                  to principal, interest or other items (e.g.,
                  escrow) in accordance with the related pool
                  asset documents.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)     The Servicer's records regarding the pool          X
                  assets agree with the Servicer's records
                  with respect to an obligor's unpaid
                  principal balance.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)    Changes with respect to the terms or status        X
                  of an obligor's pool assets (e.g., loan
                  modifications or re-agings) are made,
                  reviewed and approved by authorized
                  personnel in accordance with the transaction
                  agreements and related pool asset documents.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g.,         X
                  forbearance plans, modifications and deeds
                  in lieu of foreclosure, foreclosures and
                  repossessions, as applicable) are initiated,
                  conducted and concluded in accordance with
                  the timeframes or other requirements
                  established by the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)  Records documenting collection efforts are         X
                  maintained during the period a pool asset
                  is delinquent in accordance with the
                  transaction agreements. Such records are
                  maintained on at least a monthly basis, or
                  such other period specified in the
                  transaction agreements, and describe the
                  entity's activities in monitoring delinquent
                  pool assets including, for example, phone
                  calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed
                  temporary (e.g., illness or unemployment).
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of          X
                  return for pool assets with variable rates
                  are computed based on the related pool asset
                  documents.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------

(11) Wilshire only remits funds and provides reports to the party set forth in the transaction agreements. Wilshire does not remit funds or provide reports to the certificate holders.

(12) Wilshire safeguards those pool assets and related documents it receives as set forth in the transaction agreements.

(13) At the request of the party specified under the transaction agreements, Wilshire facilitates the making of certain additions, removals or substitutions to the asset pool.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                      INAPPLICABLE
                                                                        APPLICABLE                     SERVICING
                         SERVICING CRITERIA                         SERVICING CRITERIA                  CRITERIA
---------------------------------------------------------------------------------------------------------------------------
                                                                                             Performed by
                                                                                             subservicer(s)       NOT
                                                                             Performed by          or         performed by
                                                                             Vendor(s) for   vendor(s) for    Wilshire or by
                                                                 Performed  which Wilshire   which Wilshire   subservicer(s)
                                                                  Directly      is the        is NOT the       or vendor(s)
                                                                    by        Responsible     Responsible      retained by
  Reference                   Criteria                            Wilshire      Party           Party           Wilshire
---------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)     Regarding any funds held in trust for an           X
                  obligor (such as escrow accounts): (A) such
                  funds are analyzed, in accordance with the
                  obligor's pool asset documents, on at least
                  an annual basis, or such other period
                  specified in the transaction agreements; (B)
                  interest on such funds is paid, or credited,
                  to obligors in accordance with applicable
                  pool asset documents and state laws; and (C)
                  such funds are returned to the obligor
                  within 30 calendar days of full repayment of
                  the related pool assets, or such other
                  number of days specified in the transaction
                  agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such       X(14)
                  as tax or insurance payments) are made on or
                  before the related penalty or expiration
                  dates, as indicated on the appropriate bills
                  or notices for such payments, provided that                                    X
                  such support has been received by the
                  Servicer at least 30 calendar days prior to
                  these dates, or such other number of days
                  specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)   Any late payment penalties in connection         X(15)
                  with any payment to be made on behalf of an
                  obligor are paid from the Servicer's funds                                     X
                  and not charged to the obligor, unless the
                  late payment was due to the obligor's error
                  or omission.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)  Disbursements made on behalf of an obligor       X
                  are posted within two business days to the
                  obligor's records maintained by the
                  Servicer, or such other number of days
                  specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible     X
                  accounts are recognized and recorded in
                  accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)    Any external enhancement or other support,
                  identified in Item 1114(a)(1) through (3)                                                       X(16)
                  or Item 1115 of Regulation AB, is maintained
                  as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------

------------------------------

(14) Wilshire retains a vendor, ZC Sterling Insurance Agency, Inc., to provide certain insurance payment data. ZC Sterling Insurance Agency, Inc. has provided an assessment and attestation for this activity. Wilshire retains a vendor, Landamerica Tax and Flood Services, Inc., to provide certain tax payment data. Landamerica Tax and Flood Services, Inc. has provided an assessment and attestation for this activity.

(15) Wilshire retains a vendor, ZC Sterling Insurance Agency, Inc., to provide certain insurance payment data. ZC Sterling Insurance Agency, Inc. has provided an assessment and attestation on this activity. Wilshire retains a vendor, Landamerica Tax and Flood Services, Inc., to provide certain tax payment data. Landamerica Tax and Flood Services, Inc. has provided an assessment and attestation for this activity.

(16) The transaction agreements do not require Wilshire to perform this criterion.

                                   APPENDIX B

               WILSHIRE CREDIT CORPORATION SECURITIES TRANSACTIONS

------------------------------------------------------------------------------------------------------------------------
 Pool         Description       Verbiage
------------------------------------------------------------------------------------------------------------------------
 436    MLMI 2006-SL1           Pooling & Servicing Agreement dated as of January 1, 2006 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                Lasalle Bank National Association, Trustee for the Merrill Lynch Mortgage Investors
                                Trust, Series 2006-SLI
------------------------------------------------------------------------------------------------------------------------
 576    RFC Master Serviced     2007-RP1, 2007-RP2, 2007-RP3, 2007-RP4, 2007-RP5, 2007-SP1, 2007-SP2, 2007-SP3,
                                2006-RP1, 2006-RP2, 2006-RP3, 2006-RP4, 2006-SP1, 2006-SP2, 2006-SP3, 2006-SP4
------------------------------------------------------------------------------------------------------------------------
 623    MLMI 2006-HE1           Pooling & Servicing Agreement dated as of January 1, 2006 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Wells
                                Fargo Bank, N.A., Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                2006-HE1
------------------------------------------------------------------------------------------------------------------------
 628    MLMI 2006-WMC1          Pooling & Servicing Agreement dated as of January 1, 2006 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Wells
                                Fargo Bank, N.A., Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                2006-WMC1
------------------------------------------------------------------------------------------------------------------------
 635    CSFB HEMT 2006-1        Pooling & Servicing Agreement dated as of February 1, 2006 between Credit Suisse
                                First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
                                Seller, Wilshire Credit Corporation, Servicer, Ocwen Loan Servicing, LLC, Servicer,
                                Select Portfolio Servicing, Inc., Special Servicer and U.S. Bank National
                                Association, Trustee for the Home Equity Mortgage Trust Series 2006-1
------------------------------------------------------------------------------------------------------------------------
 636    MLMI 2006-RMI           Pooling & Servicing Agreement dated as of January 1, 2006 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                Lasalle Bank National Association, Trustee for the Merrill Lynch Mortgage Investors
                                Trust, Series 2006-RM1
------------------------------------------------------------------------------------------------------------------------
 637    MLMI 2006-WMC2          Pooling & Servicing Agreement dated as of March 1, 2006 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                Lasalle Bank National Association, Trustee for the Merrill Lynch Mortgage Investors
                                Trust, Series 2006-WMC2
------------------------------------------------------------------------------------------------------------------------
 639    MLM1 2006-HE2           Pooling & Servicing Agreement dated as of March 1, 2006 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                Lasalle Bank National Association, Trustee for the Merrill Lynch Mortgage Investors
                                Trust, Series 2006-HE2
------------------------------------------------------------------------------------------------------------------------
 643    MLMI 2006-AR1           Pooling & Servicing Agreement dated as of April 1, 2006 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                Lasalle Bank National Association, Trustee for the Merrill Lynch Mortgage Investors
                                Trust, Series 2006-AR1
------------------------------------------------------------------------------------------------------------------------
 644    CSFB HEMT 2006-2        Servicing Agreement dated as of April 28, 2006 between Wilshire Credit Corporation,
                                Servicer, Ocwen Loan Servicing, LLC, Servicer, PNC Bank, N.A., Servicer, Select
                                Portfolio Servicing, Inc., Special Servicer Home Equity Mortgage Trust 2006-2, Issuer
                                and U.S. Bank National Association, Indenture Trustee
------------------------------------------------------------------------------------------------------------------------
 652    MLMI 2006-RM2           Pooling & Servicing Agreement dated as of May 1, 2006 between Merrill Lynch Mortgage
                                Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank
                                National Association, Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                2006-RM2
------------------------------------------------------------------------------------------------------------------------
 653    CSFB HEMT 2006-3        Pooling & Servicing Agreement dated as of June 1, 2006 between Credit Suisse First
                                Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller,
                                Wilshire Credit Corporation, Servicer, Ocwen Loan Servicing, LLC, Servicer, Select
                                Portfolio Servicing, Inc., Servicer and Special Servicer and U.S. Bank National
                                Association, Trustee for the Home Equity Mortgage Trust Series 2006-3
------------------------------------------------------------------------------------------------------------------------
 657    MLMI 2006-AHL1          Pooling & Servicing Agreement dated as of June 1, 2006 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                Lasalle Bank National Association, Trustee for the Merrill Lynch Mortgage Investors
                                Trust, Series 2006-AHL1
------------------------------------------------------------------------------------------------------------------------
 659    MLMI 2006-HE3           Pooling & Servicing Agreement dated as of June 1, 2006 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                Lasalle Bank National Association, Trustee for the Merrill Lynch Mortgage Investors
                                Trust, Series 2006-HE3
------------------------------------------------------------------------------------------------------------------------
 660    MLMI 2006-FMI           Pooling & Servicing Agreement dated as of June 1, 2006 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                Lasalle Bank National Association, Trustee for the Merrill Lynch Mortgage Investors
                                Trust, Series 2006-FM1
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
  665   MLMI2006-SL2             Pooling & Servicing Agreement dated as of July 1, 2006 between Merrill Lynch
                                 Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                 Lasalle Bank National Association, Trustee for the Merrill Lynch Mortgage Investors
                                 Trust, Series 2006-SL2
-------------------------------------------------------------------------------------------------------------------------
  669   MLMI 2006-HE4            Pooling & Servicing Agreement dated as of July 1, 2006 between Merrill Lynch
                                 Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                 Lasalle Bank National Association, Trustee for the Merrill Lynch Mortgage Investors
                                 Trust, Series 2006-HE4
-------------------------------------------------------------------------------------------------------------------------
  674   MLMI 2006-SD1            Pooling & Servicing Agreement dated as of August 1, 2006 between Merrill Lynch
                                 Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                 Lasalle Bank National Association, Trustee for the Merrill Lynch Mortgage Investors
                                 Trust, Series 2006-SD1
-------------------------------------------------------------------------------------------------------------------------
  676   MLMI 2006-HE5            Pooling & Servicing Agreement dated as of September 1, 2006, between Merrill Lynch
                                 Mortgage Investors, Inc., Depositor, LaSalle Bank National Association, Master
                                 Servicer and Securities Administrator, Indymac Bank, FSB, Servicer, Wilshire Credit
                                 Corporation, Servicer, and Citibank, N.A., Trustee for MLMI 2006-HE5
-------------------------------------------------------------------------------------------------------------------------
  679   MLMI 2006-MLN1           Pooling & Servicing Agreement dated as of September 1, 2006 between Merrill Lynch
                                 Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                 Lasalle Bank National Association, Trustee for the Merrill Lynch Mortgage Investors
                                 Trust, Series 2006-MLN1
-------------------------------------------------------------------------------------------------------------------------
  680   MLMI 2006-RM4            Pooling & Servicing Agreement dated as of September 1, 2006 between Merrill Lynch
                                 Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                 Lasalle Bank National Association, Trustee for the Merrill Lynch Mortgage Investors
                                 Trust, Series 2006-RM4
-------------------------------------------------------------------------------------------------------------------------
  685   MLMI 2006-RM5            Pooling & Servicing Agreement dated as of October 1, 2006 between Merrill Lynch
                                 Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                 Lasalle Bank National Association, Trustee for the Merrill Lynch Mortgage Investors
                                 Trust, Series 2006-RM5
-------------------------------------------------------------------------------------------------------------------------
  689   MLMI 2006-HE6            Pooling & Servicing Agreement dated as of December 1, 2006 between Merrill Lynch
                                 Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                 Lasalle Bank National Association, Trustee for the Merrill Lynch Mortgage Investors
                                 Trust, Series 2006-HE6
-------------------------------------------------------------------------------------------------------------------------
  692   MLMI 2007-SL1            Mortgage Loan Servicing Agreement dated as of May 1, 2007 between Wilshire Credit
                                 Corporation, Servicer, Litton Loan Servicing LP, Servicer, LaSalle Bank National
                                 Association, Master Servicer and Securities Administrator, Merrill Lynch Mortgage
                                 Investors Trust, Series 2007-SL1, Issuing Entity, Citibank, N.A., Indenture
                                 Trustee, Merrill Lynch Mortgage Investors, Inc., Depositor, Merrill Lynch Mortgage
                                 Lending, Inc., Sponsor for the Merrill Lynch Mortgage Investors Trust, Series
                                 2007-SL1
-------------------------------------------------------------------------------------------------------------------------
  693   MANA 2007-A1             MANA Series 2007-A1, The Reconstituted Servicing Agreement dated as of January
                                 1,2007 (the "Agreement"), Merrill Lynch Mortgage Investors, Inc., (the
                                 "Depositor") and Wilshire Credit Corporation, (the "Servicer").
-------------------------------------------------------------------------------------------------------------------------
  694   MLMI 2007-MLN1           Pooling & Servicing Agreement dated as of April 1, 2007 between Merrill Lynch
                                 Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                 Deutsche Bank National Trust Company, Trustee for the Merrill Lynch Mortgage
                                 Investors Trust, Series 2007-MLN1
-------------------------------------------------------------------------------------------------------------------------
 1406   MLMI SURF 2006-AB1       Pooling & Servicing Agreement dated as of February 1, 2006 between Merrill Lynch
                                 Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                 U.S. Bank National Association, Trustee for SURF 2006-ABI
-------------------------------------------------------------------------------------------------------------------------
 1407   MLMI SURF 2006-BC1       Pooling & Servicing Agreement dated as of February 1, 2006 between Merrill Lynch
                                 Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                 U.S. Bank National Association, Trustee for SURF 2006-BC1
-------------------------------------------------------------------------------------------------------------------------
 1408   MLMI SURF 2006-BC2       Pooling & Servicing Agreement dated as of March 1, 2006 between Merrill Lynch
                                 Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S.
                                 Bank National Association, Trustee for SURF 2006-BC2
-------------------------------------------------------------------------------------------------------------------------
 1409   MLMI SURF 2006-BC3       Pooling & Servicing Agreement dated as of June 1, 2006 between Merrill Lynch Mortgage
                                 Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S. Bank
                                 National Association, Trustee for SURF 2006-BC3
-------------------------------------------------------------------------------------------------------------------------
 1410   MLMI SURF 2006-AB2       Pooling & Servicing Agreement dated as of May 1, 2006 between Merrill Lynch Mortgage
                                 Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S. Bank
                                 National Association, Trustee for SURF2006-AB2
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
 1411   MLMI SURF 2006-AB3      Pooling & Servicing Agreement dated as of September 1, 2006 between Merrill Lynch
                                Mortgage Investors, Inc. (Depositor, Wilshire Credit Corporation, Servicer, and U.S.
                                Bank National Association, Trustee for SURF 2006-AB3
------------------------------------------------------------------------------------------------------------------------
 1412   MLMI SURF 2006-BC4      Pooling & Servicing Agreement dated as of September 1, 2006 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                U.S. Bank National Association, Trustee for SURF 2006-BC4
------------------------------------------------------------------------------------------------------------------------
 1413   MLMI SURF 2006-BC5      Pooling & Servicing Agreement dated as of November 1, 2006 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                U.S. Bank National Association, Trustee for SURF 2006-BC5
------------------------------------------------------------------------------------------------------------------------
 1414   MLMI SURF 2007-BC1      Pooling & Servicing Agreement dated as of January 1, 2007 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S.
                                Bank National Association, Trustee for the Specially Underwriting and Residential
                                Finance Trust, Series 2007-BC1
------------------------------------------------------------------------------------------------------------------------
 1415   MLMI SURF 2007-AB1      Pooling & Servicing Agreement dated as of March 1, 2007 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S.
                                Bank National Association, Trustee for the Specialty Underwriting and Residential
                                Finance Trust, Series 2007-AB1
------------------------------------------------------------------------------------------------------------------------
 1416   MLMI SURF 2007-BC2      Pooling & Servicing Agreement dated as of April 1, 2007 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S.
                                Bank National Association, Trustee for the Specialty Underwriting and Residential
                                Finance Trust, Series 2007-BC2
------------------------------------------------------------------------------------------------------------------------
 1502   MLMI 2007-HE1           Pooling & Servicing Agreement dated as of February 1, 2007 between Merrill
                                Lynch Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation,
                                Servicer, and Lasalle Bank National Association, Trustee for the Merrill
                                Lynch Mortgage Investors Trust, Series 2007-HE1
------------------------------------------------------------------------------------------------------------------------
 1504   MLMI 2007-SD1           Pooling & Servicing Agreement dated as of May 1, 2007 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and
                                LaSalle Bank National Association, Trustee for the Merrill Lynch Mortgage Investors
                                Trust, Series 2007-SD1
------------------------------------------------------------------------------------------------------------------------
 1506   MLMI 2007-HE2           Pooling & Servicing Agreement dated as of March 1, 2007 between Merrill Lynch
                                Mortgage Investors, Inc., Depositor, Lasalle Bank National Association, Master
                                Servicer and Securities Administrator, Litton Loan Servicing LP, Servicer, Wilshire
                                Credit Corporation, Servicer, and Citibank. N.A., Trustee for the Merrill Lynch
                                Mortgage Investors Trust, Series 2007-HE2
------------------------------------------------------------------------------------------------------------------------
 1508   MLMI 2007-HE3           Pooling & Servicing Agreement dated as of May 1, 2007 between Merrill Lynch Mortgage
                                Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and LaSalle Bank
                                National Association, Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                2007-H3
------------------------------------------------------------------------------------------------------------------------
 1602   MANA 2007-OAR1          MANA Series 2007-OAR1, Pooling and Servicing Agreement, dated as of February 1,
                                2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo
                                Bank, N.A., as master servicer and securities administrator, Wilshire Credit
                                Corporation, as servicer. Central Mortgage Company, as servicer, and HSBC Bank
                                USA, National Association, as trustee
------------------------------------------------------------------------------------------------------------------------
 1603   MANA 2007-F1            MANA Series 2007-F1, The Reconstituted Servicing Agreement dated as of March
                                1, 2007 (the "Agreement"), Merrill Lynch Mortgage Investors, Inc., (the
                                "Depositor") and Wilshire Credit Corporation, (the "Servicer").
------------------------------------------------------------------------------------------------------------------------
 1604   MANA 2007-A2            MANA Series 2007-A2, The Reconstituted Servicing Agreement dated as of March
                                1, 2007 (the "Agreement"), Merrill Lynch Mortgage Investors, Inc., (the
                                "Depositor") and Wilshire Credit Corporation, (the "Servicer").
------------------------------------------------------------------------------------------------------------------------
 1605   MANA 2007-OAR2          MANA Series 2007-OAR2, Pooling and Servicing Agreement, dated as of March 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo Bank,
                                N.A., as master servicer and securities administrator, Wilshire Credit
                                Corporation, as servicer, and HSBC Bank USA, National Association, as trustee
------------------------------------------------------------------------------------------------------------------------
 1606   MANA 2007-A3            MANA Series 2007-A3, The Reconstituted Servicing Agreement dated as of April
                                1, 2007 (the "Agreement"), Merrill Lynch Mortgage Investors, Inc., (the
                                "Depositor") and Wilshire Credit Corporation, (the "Servicer").
------------------------------------------------------------------------------------------------------------------------
 1607   MANA 2007-AF1           MANA Series 2007-AF1, The Servicing Agreement dated as of May 1, 2007, (the
                                "Agreement"), among Merrill Lynch Mortgage Investors, Inc., (the "Depositor") and
                                Wilshire Credit Corporation, (the "Servicer").
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
 1608   MANA 2007-OAR3          MANA Series 2007-OAR3, Pooling and Servicing Agreement, dated as of June 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo Bank, N A., as master servicer and securities administrator, Wilshire Credit Corporation, as servicer, and HSBC Bank USA, National Association, as trustee.
------------------------------------------------------------------------------------------------------------------------
 1612   BSSP 2007-EMX1          Pooling & Servicing Agreement dated as of October 1, 2007 between Bear Stearns
                                Structured Products Inc., Depositor, Bear Stearns Structured Products Trust
                                2007-EMX1, Issuing Entity, Marathon Structured Finance Fund, L.P., Sponsor, Wilshire
                                Credit Corporation, Servicer and Wells Fargo Bank, N.A., Indenture Trustee for the
                                Bear Stearns Structured Products Trust, Series 2007-EMX1.
------------------------------------------------------------------------------------------------------------------------
 1613   MLMBS 2007-3            MLMBS Series 2007-3, The Servicing Agreement dated as of July 1, 2007, (the
                                "Agreement"), among Merrill Lynch Mortgage Investors, Inc., (the "Depositor") and
                                Wilshire Credit Corporation, (the "Servicer").
------------------------------------------------------------------------------------------------------------------------
 1616   ELAT 2007-1             Pooling & Servicing Agreement dated as of August 1, 2007 between Morgan Stanley ABS
                                Capital I Inc., Depositor, Wells Fargo Bank, National Association, Master Servicer,
                                Securities Administrator and Custodian, Wilshire Credit Corporation, Servicer and
                                HSBC Bank USA, National Association, Trustee for the Ellington Loan Acquisition Trust
                                Series 2007-1
------------------------------------------------------------------------------------------------------------------------
 1617   MANA 2007-OAR5          MANA Series 2007-OAR5, The Servicing Agreement, dated as of October 1, 2007, (the
                                "Agreement") among Merrill Lynch Mortgage Investors, Inc., (the "Depositor") and
                                Wilshire Credit Corporation, (the "Servicer").
------------------------------------------------------------------------------------------------------------------------
 1622   ELAT 2007-2             Pooling & Servicing Agreement dated as of September 1, 2007 between Morgan Stanley
                                ABS Capital I Inc., Depositor, Wells Fargo Bank, National Association, Master
                                Servicer, Securities Administrator and Custodian, Wilshire Credit Corporation,
                                Servicer and HSBC Bank USA, National Association, Trustee for the Ellington Loan
                                Acquisition Trust Series 2007-2
------------------------------------------------------------------------------------------------------------------------